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                       Securities and Exchange Commission
                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 11, 2005
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                                  ASTRALIS LTD.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                       000-30997               84-1508866
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(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)

75 Passaic Avenue, Fairfield, New Jersey                                 07004
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (973) 227-7168
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers.

      The Board of Directors of the Registrant elected Gordon Schooley, Ph.D. to fill a vacancy as a member of the Board of Directors and to serve on the Medical Advisory Board of the Registrant on April 11, 2005. In connection with his Board appointment, the Registrant will grant Dr. Schooley options to purchase 50,000 shares of the Registrant's common stock . The options shall vest over four years, with the first twenty-five percent vesting on the date of grant.

      Dr. Schooley has served as Chief Scientific Officer of SkyePharma PLC ("SkyePharma") since 1999. From 1989 to 1998, Dr. Schooley served as Vice President of Clinical and Regulatory Affairs for Alliance Pharmaceutical Corp. From 1987 to 1989, Dr. Schooley served as Vice President of Clinical and Regulatory Affairs for Newport Pharmaceuticals International, Inc. From 1979 to 1987, Dr. Schooley served as Director of Clinical Research, Biostatistics and Computing Services for Allergan Pharmaceuticals. Dr. Schooley currently serves as a member of the Scientific Advisory Boards of Topigen Pharmaceuticals, Inc., Progen Ltd, and Seacology Foundation. Dr. Schooley earned his Bachelor of Science and Masters of Science degrees at the Brigham Young University and earned his Ph.D. at University of Michigan.

      Dr. Schooley is an officer and an employee of SkyePharma. SkyePharma is a significant stockholder of the Registrant and is a party to several agreements with the Registrant.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ASTRALIS LTD.


Date: April 28, 2005                    By: /s/ James Sharpe
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                                            James Sharpe
                                            Chief Executive Officer